Exhibit 99.9

Project Eagle – Email to customers and partners

Subject Line: Important Announcement from BluJay CEO Andrew Kirkwood

To our customers:

I am very excited to announce that we have agreed to terms and will be acquired by E2open later this year. The combined entity will represent over $550 million in revenue and more than 3,500 employees around the world.

The combination of E2open and BluJay makes sense on many levels.

•

Our BluJay DNA product strategy and vision is perfectly aligned with E2open’s Digital Transformation Platform. We both see the power of harnessing data, networks and applications to power advanced supply chains.

•

The product mix is highly complementary between the companies. E2open has a strong and proven history delivering supply chain planning solutions where BluJay brings world class supply chain execution capabilities.

•

Adding E2open’s platform will allow us to bring new capabilities to our customers in key areas such as ocean shipping, global visibility, planning and global trade content. The addition of E2open's network data to our own network data will provide our customers with new and unparalleled insights into their operations.

•	We also complement each other well with regards to geographic presence. We will be able to offer more solutions and services in more countries to help you solve your most pressing challenges.
•	Our cultures and approach to success are very similar which means we will maintain the same focus on customer satisfaction you have come to expect from us.

We are excited to join forces with E2open to create a new global leader that will be uniquely suited to solving the most challenging supply chain issues we face today. Our goal has always been your success and this event demonstrates that commitment.

Please take a moment to the read the attached FAQ document and press release [link]. If you have any questions, please do not hesitate to reach out to your BluJay representative.

Regards,

Andrew

Additional Information

In connection with the proposed acquisition, E2open intends to file with the SEC a preliminary proxy statement, and after the preliminary proxy is declared effective, E2open will mail a definitive proxy statement relating to the proposed acquisition to its shareholders. This announcement does not contain all the information that should be considered concerning the proposed acquisition and is not intended to form the basis of any investment decision or any other decision in respect of the acquisition. E2open's shareholders and other interested persons are advised to read the preliminary proxy statement and the amendments thereto and the definitive proxy statement and other documents filed in connection with the proposed acquisition, as these materials will contain important information about BluJay and the acquisition. When available, the definitive proxy statement and other relevant materials for the proposed acquisition will be mailed to shareholders of E2open as of a record date to be established for voting on the proposed acquisition. Shareholders are able to obtain copies of the preliminary proxy statement, the definitive proxy statement and other documents filed with the SEC, without charge, once available, at the SEC's website at www.sec.gov, or by directing a request to: E2open, 9600 Great Hills Trail, Suite 300E, Austin, TX 78759.

Participants in the Solicitation

E2open and its directors and executive officers may be deemed participants in the solicitation of proxies from E2open’s shareholders with respect to the proposed acquisition. A list of the names of those directors and executive officers and a description of their interests in E2open is contained in its Annual Report on Form 10-K for the year ended February 28, 2021, which was filed with the SEC and is available free of charge at the SEC's web site at www.sec.gov, or by directing a request to E2open, 9600 Great Hills Trail, Suite 300E, Austin, TX 78759. Additional information regarding the interests of such participants will be contained in the proxy statement for the proposed acquisition when available.

BluJay and its directors and executive officers may also be deemed to be participants in the solicitation of proxies from the shareholders of E2open in connection with the proposed acquisition. A list of the names of such directors and executive officers and information regarding their interests in the proposed acquisition will be included in the preliminary proxy statement for the proposed acquisition.

No Offer or Solicitation

This announcement is not a proxy statement or solicitation of a proxy, consent or authorization with respect to any securities or in respect of the potential transaction and shall not constitute an offer to sell or a solicitation of an offer to buy the securities of E2open or BluJay, nor shall there be any sale of any such securities in any state or jurisdiction in which such offer, solicitation, or sale would be unlawful prior to registration or qualification under the securities laws of such state or jurisdiction. No offer of securities shall be made except by means of a prospectus meeting the requirements of the Securities Act of 1933, as amended.

Non-GAAP Financial Measures

This announcement includes certain financial measures not presented in accordance with generally accepted accounting principles (“GAAP”) including adjusted EBITDA. These non-GAAP financial measures are not a measure of financial performance in accordance with GAAP and may exclude items that are significant in understanding and assessing the Company’s financial results. Therefore, these measures should not be considered in isolation or as an alternative to net income, cash flows from operations or other measures of profitability, liquidity, or performance under GAAP. You should be aware that the Company’s presentation of these measures may not be comparable to similarly titled measures used by other companies.

The Company believes this non-GAAP measure of financial results provides useful information to management and investors regarding certain financial and business trends relating to the Company’s financial condition and results of operations. The Company believes that the use of these non-GAAP financial measures provides an additional tool for investors to use in evaluating ongoing operating results and trends in comparing the Company’s financial measures with other similar companies, many of which present similar non-GAAP financial measures to investors. These non-GAAP financial measures are subject to inherent limitations as they reflect the exercise of judgments by management about which expense and income are excluded or included in determining these non-GAAP financial measures.

Safe Harbor Statement

Certain statements in this announcement are "forward-looking statements" within the meaning of Section 21E of the Securities Exchange Act of 1934, as amended, and are subject to the safe harbor created thereby. These statements relate to future events or the Company's future financial performance and involve known and unknown risks, uncertainties and other factors that may cause the actual results, levels of activity, performance or achievements of the Company or its industry to be materially different from those expressed or implied by any forward-looking statements. In particular, statements about the Company's expectations, beliefs, plans, objectives, assumptions, future events or future performance contained in this announcement are forward-looking statements. In some cases, forward-looking statements can be identified by terminology such as "may," "will," "could," "would," "should," "expect," "plan," "anticipate," "intend," "believe," "estimate," "predict," "potential," "outlook," "guidance" or the negative of those terms or other comparable terminology.

Please see the Company's documents filed or to be filed with the Securities and Exchange Commission, including the annual report filed on Form 10-K, and any amendments thereto for a discussion of certain important risk factors that relate to forward-looking statements contained in this announcement. The Company has based these forward-looking statements on its current expectations, assumptions, estimates and projections. While the Company believes these expectations, assumptions, estimates and projections are reasonable, such forward-looking statements are only predictions and involve known and unknown risks and uncertainties, many of which are beyond the Company's control. These and other important factors may cause actual results, performance or achievements to differ materially from those expressed or implied by these forward-looking statements. Any forward-looking statements are made only as of the date hereof, and unless otherwise required by applicable securities laws, the Company disclaims any intention or obligation to update or revise any forward-looking statements, whether as a result of new information, future events or otherwise.